
WellCare®
Beyond Healthcare. A Better You.

36th Annual J.P. Morgan Healthcare Conference

Kenneth A. Burdick
Chief Executive Officer
January 9, 2018

Cautionary Statements

WellCare
Beyond Healthcare. A Better You.

Cautionary Statement Regarding Forward-Looking Statements

This presentation contains "forward-looking" statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Statements that are predictive in nature, that depend upon or refer to future events or conditions, or that include words such as "expects," "anticipates," "intends," "plans," "believes," "estimates," "will" and similar expressions are forward-looking statements. For example, statements regarding the company's financial outlook, including any anticipated premium deficiency reserve, contain forward-looking statements. Forward-looking statements involve known and unknown risks and uncertainties that may cause WellCare's actual future results to differ materially from those projected or contemplated in the forward-looking statements. These risks and uncertainties include, but are not limited to, WellCare's progress on top priorities such as integrating care management, advocating for our members, building advanced relationships with providers and government partners, ensuring a competitive cost position, and delivering prudent, profitable growth, WellCare's ability to effectively estimate and manage growth, WellCare's ability to effectively execute and integrate acquisitions, WellCare's ability to improve health care quality and access, potential reductions in Medicaid and Medicare revenue, WellCare's ability to estimate and manage medical benefits expense effectively, including through its vendors, its ability to negotiate actuarially sound rates, especially in new programs with limited experience, the appropriation and payment by state governments of Medicaid premiums receivable, the approval of Medicaid contracts by CMS, any changes to the programs or contracts, WellCare's ability to address operational challenges related to new business, and WellCare's ability to meet the requirements of readiness reviews. Given the risks and uncertainties inherent in forward-looking statements, any of WellCare's forward-looking statements could be incorrect and investors are cautioned not to place undue reliance on any of our forward-looking statements.

Additional information regarding these and other important risks and uncertainties can be found in the company's filings with the U.S. Securities and Exchange Commission, included under the captions "Forward-Looking Statements" and "Risk Factors" in the company's Annual Report on Form 10-K for the year ended December 31, 2016, and in the company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2017, which contain discussions of WellCare's business and the various factors that may affect it. Subsequent events and developments may cause actual results to differ, perhaps materially, from WellCare's forward-looking statements. WellCare's forward-looking statements speak only as of the date on which the statements are made. WellCare undertakes no duty, and expressly disclaims any obligation, to update these forward-looking statements to reflect any future events, developments or otherwise.

WellCare's 2017 and 2018 financial guidance is as of October 31, 2017 and December 18, 2017, respectively, and is not being updated in conjunction with this presentation.

Solely Focused on Government-Sponsored Health Programs

WellCare
Beyond Healthcare. A Better You.

Medicaid	Medicare Advantage	Medicare PDP	ACOs
11 states	**18** states	**50** states	**10** states


26%
Membership
11%
63%


5%
34%
Premium Revenue
61%

	Membership		Premium Revenue
Medicaid Health Plans	2,716,000	Medicaid Health Plans	$11.5 billion
Medicare Health Plans	492,000	Medicare Health Plans	$6.2 billion
Medicare PDP	1,141,000	Medicare PDP	$0.9 billion
Total membership	**4,349,000**	**Total GAAP premium revenue**	**$18.6 billion**

Membership as of September 30, 2017. As of January 1, 2018, WellCare began offering MA products in North Carolina.
Premium revenues based on midpoint of 2018 guidance as of December 18, 2017.

Solely Focused on Government-Sponsored Health Programs

WellCare
Beyond Healthcare. A Better You.

Medicaid	Medicare Advantage	Medicare Part D



- 5th largest Medicaid plan in U.S.
  - 2.7 million members in 11 states
- #1 membership market share in Florida, Georgia, Kentucky and Missouri



- 6th largest Medicare Advantage (MA) plan in U.S.
  - 492,000 members in 18 states
  - 18 ACOs in 10 states



- 6th largest Medicare Part D Plan in U.S.
  - 1.1 million members nationwide

Membership as of September 30, 2017.
As of January 1, 2018, WellCare began offering MA products in North Carolina.

Solutions Needed – Now More than Ever



74 Million
Beneficiaries
$546 Billion
~27%
Fee-for-Service
~73%
Managed Care
~55%
Fee-for-
Service
~45%
Managed Care
2016 Average
Enrollment
2016 Spending

Managed Medicaid Growth Opportunity

- Significant opportunity to manage higher acuity populations
- Medicaid spending estimated to increase to $958B by 2025 (~6% CAGR)
- Expect states to continue to look for ways to provide access high quality health care while reducing costs

Sources; CMS 2016 Actuarial report on the Financial outlook for Medicaid; HMA, CBO, CMS-64 Report

Solutions Needed – Now More than Ever

WellCare
Beyond Healthcare. A Better You.

Medicare Advantage Penetration



45 Million
Enrollees
76%
Traditional
Medicare
24%
Medicare
Advantage
2009
58 Million
Enrollees
67%
Traditional
Medicare
33%
Medicare
Advantage
2016

Medicare Advantage Growth Opportunity

- Medicare Advantage penetration rate is 33% and rising
- Historic MA enrollment growth in high-single digits
- Continued growth driven by "baby boomer" age-ins and more seniors choosing managed care

Sources: CMS enrollment reports

States Looking For Solutions

WellCare
Beyond Healthcare. A Better You.

Fully-integrated, comprehensive programs	Value-based contracting to drive improved health outcomes	Substance abuse prevention and treatment
▪ Integration of behavioral, physical, RX and long-term supports and services ▪ Inclusion of more complex populations into one comprehensive program ▪ Clinical integration increasingly a requirement in RFPs	▪ Enable greater member focus while controlling costs ▪ Scoring component or program requirement in Medicaid RFPs	▪ Behavioral health interventions ▪ Opioid prescribing guidelines ▪ Medication-assisted treatment options

Our Approach to Clinical Integration

- **Fully integrated care model meeting the physical, behavioral, pharmaceutical, and social needs of members**

- **Inter-disciplinary care team addresses unique needs of members through a holistic approach**

- **Partner with providers to deliver integrated care**


Medical
Pharma
Member
Behavioral
Social

Resulting in improved health outcomes and lower costs

Advancing Our Physician Partnerships

WellCare
Beyond Healthcare. A Better You.

Focused on meeting providers "where they are" for ability to take risk

Aligning Incentives | ***Rewarding Quality*** | ***Enabling Member Focus***

- **Leveraging best practices from Universal American**
- **Focused on increasing membership concentration with high-quality providers**
  - **Physician engagement essential to improving quality**
- **Value-based arrangements (VBA) increasingly becoming a scoring component or requirement in Medicaid RFPs**

72%
Medicare payments through VBA

45%
Medicaid payments through VBA

...and growing

Quality: Roadmap to Success

Key Areas of Focus

Quality Governance

Member Engagement

Provider Engagement

Substantial Year-Over-Year Improvement

Medicare Advantage (MA) Star Ratings

- ~40% of MA members in 4.0 Star plans (affects 2019 revenues)
- Florida improved to 4.0 Star rating from 3.0 Star rating
- California and New Jersey improved to 3.5 Star rating from 3.0 and 2.5, respectively

2019 Revenue Tailwind

NCQA Medicaid Plan Ratings

- Three plans improved ratings year-over-year
- Ranked #1 in three states and #2 in four states

Positioned for Continued Profitable Growth

WellCare
Beyond Healthcare. A Better You.

Solely focused on "sweet spot" of managed care

Medicaid

- Pursue existing and new market RFP opportunities
  - Meaningful Medicaid macro-penetration opportunity
  - Traditional and complex populations
  - Geographic expansions
- M&A opportunities

Medicare

- Deeper penetration in existing markets
- County / state expansions
- Medicare demographic growth
- M&A opportunities

Executing on Our Growth Strategy

Medicaid – Organic	Medicaid – M&A	Medicare – Organic	Medicare – M&A
▪ Nebraska Medicaid launch ▪ Missouri Medicaid geographic expansion ▪ Illinois Medicaid program and geographic expansion	▪ Advicare ▪ Care1st Arizona ▪ PHP assets	▪ ~10% organic membership growth in 2017 ▪ New state and county expansions and product offerings in 2018	▪ Universal American Corp. ▪ Care1st Arizona D-SNP